VENTURE LENDING & LEASING, INC.
                      VENTURE LENDING & LEASING II, INC.

                      ----------------------------------


               NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON NOVEMBER 14, 2001

                      ----------------------------------



To the Shareholders of Venture Lending & Leasing, Inc. and Venture Lending & Leasing II, Inc:

	A Joint Annual Meeting of the Shareholders of Venture Lending & Leasing, Inc. ("Fund I") and Venture Lending & Leasing II, Inc. ("Fund II") (each, a "Fund" and collectively, the "Funds") will be held at 11:00 AM, Pacific time, on November 14, 2001, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the following matters:

        1) With respect to shareholders of Fund I, electing the eight members of the Board of Directors of Fund I;
        2) With respect to shareholders of Fund II, electing the seven members of the Board of Directors of Fund II;
        3) With respect to both Funds, ratifying the selection of Arthur Andersen LLP as the Fund's independent auditors.

        Each shareholder that owned shares of a Fund on the close of business
on October 9, 2001 is entitled to vote at this meeting.   Shareholders may
attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.


                        By order of the Board of Directors of each Fund

                        RONALD W. SWENSON
                        Chairman of the Board of each Fund

October 23, 2000

   IF YOU PLAN TO ATTEND OUR MEETING IN PERSON, PLEASE CALL LYNDA COLLETTA AT
                               408-436-8577 EXT 13

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
  PLEASE COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETIRN IT IN
                            THE ENVELOPE PROVIDED.


                        VENTURE LENDING & LEASING, INC.
                       VENTURE LENDING & LEASING II, INC.
                       2010 North First Street, Suite 310
                               San Jose, CA 95131

                       ----------------------------------


                                PROXY STATEMENT
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                              NOVEMBER 14, 2001

                       ----------------------------------

INTRODUCTION

        The Boards of Directors of Venture Lending & Leasing, Inc. ("Fund I") and Venture Lending & Leasing II, Inc. ("Fund II") (each, a "Fund" and collectively, the "Funds") have issued this proxy statement to solicit proxies for use at the Joint Annual Meeting of the Shareholders of the Funds to be held at 11:00 AM, Pacific time, on November 14, 2001, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first mailed on or about October 17, 2001.

        On October 9, 2001, the record date for the Meeting ("Record Date"), there were 48,318.58 shares of Common Stock, $.001 par value ("Shares") of Fund I outstanding and entitled to vote, and 101,159.119 Shares of Fund II outstanding and entitled to vote. Each full Share is entitled to one vote, and each fractional Share is entitled to the identical fraction of one vote.

        For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by November 12, 2001. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the relevant Fund in writing at the above address, or by attending the meeting and voting in person.


        If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to all Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

        A majority of the Shares of each Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to that Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the relevant Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

        Proposals 1 and 2 require for approval a plurality of all votes cast by the relevant Fund's shareholders at a meeting at which a quorum is present, and Proposal 3 requires for approval a majority of all votes cast by eac respective Fund's shareholders at a meeting at which a quorum is present.

        Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13
(d) of the Securities Exchange Act of 1934 ("Exchange Act")), who beneficially owned more than 5% of the outstanding Shares of each Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of each Fund.

        Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Funds, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Funds.

        The Annual Report for each Fund for its fiscal year ended June 30, 2001 has previously been mailed to each Fund's shareholders.



ELECTION OF DIRECTORS  (PROPOSALS 1 AND 2) - GENERAL MATTERS

        All the nominees have consented to serve as directors of the Fund for which they have been nominated if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends. Each fund is independent and is the only portfolio in the "Fund Complex".

        These nominees, if elected, will constitute the entire Boards of Directors of the respective Funds. To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the respective Funds represented at the Meeting in person or by proxy.

        The Independent Directors of each Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of each Fund's annual audit with that Fund's independent auditors and recommends the engagement of auditors. The Independent Directors of the Fund also constitute its Nominating Committee. The Nominating Committee selects and nominates candidates for independent directors to the Fund, and sets compensation for the independent directors of the Fund. The Nominating Committee is not required to consider shareholder recommendations for director nomination. The Fund's Independent Directors each receive an annual fee from each Fund of $10,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000. The Fund's directors who are "interested persons" of the Fund, as defined in the 1940 Act, receive no compensation from the Fund for their services as directors. The following table shows the compensation of the independent directors from Fund I and Fund II which was paid during the year ended June 30, 2001:



----------------------------------------------------------------------------------------
COMPENSATION OF INDEPENDENT DIRECTORS OF FUND I AND FUND II
----------------------------------------------------------------------------------------
                        DIRECTOR                    FUND I                    FUND II
                        ------------------  -------------------------  -----------------
                        Arthur Aeder                        --                   $10,000
                        ------------------  -------------------------  -----------------
                        John Cogan                     $10,000                   $10,000
                        ------------------  -------------------------  -----------------
                        J. Michael Egan                $11,000
                        ------------------  -------------------------  -----------------
                        S. Allan Johnson                    --                   $10,000
                        ------------------  -------------------------  -----------------
                        Scott Malpass                  $10,500                        --
                        ------------------  -------------------------  -----------------
                        Louis Moelchert                     --                   $10,000
                        ------------------  -------------------------  -----------------
                        Roger Smith                    $10,500                        --
                        ------------------  -------------------------  -----------------
                        Arthur Spinner                 $10,000                        --
                        ------------------  -------------------------  -----------------
                        George Von Gehr                $10,000                   $10,000
                        ------------------  -------------------------  -----------------

        Proposal 1 and Proposal 2 each require for approval a plurality of all votes cast by the respective Fund's shareholders at a meeting at which a quorum is present

PROPOSAL 1

        TO ELECT EIGHT DIRECTORS OF FUND I

        Listed on the following page is the name, age, year of election and principal occupation during the past five years and directorships of each nominee for election to the Board of Directors of Fund I. Nominees who are "interested persons" are listed at the end of the table and indicated by an asterisk.

<CAPITON>

NAME AND POSITION WITH FUND        AGE      DIRECTOR SINCE      OCCUPATION DURNING PAST 5 YEARS
---------------------------        ---      --------------      -------------------------------

John F. Cogan, Director             54                1995      Senior Fellow, The Hoover Institution, Stanford University, since
2010 N. 1st Street                                              1983; Professor, Public Policy, Stanford University (by courtesy)
Suite 310                                                       ; director of Fund II.
San Jose, CA 95131

J. Michael Egan                     48                1995      President, Chief Executive Officer, Bluebird Development, L.L.C.
2010 N. 1st Street                                              since 1996;  Partner, Sanderling Ventures (venture capital firm)
Suite 310                                                       1992-1996 ;  prior positions as Chief Executive Officer, board
San Jose, CA 95131                                              member and senior management in several medical device companies;
                                                                director of Venture Lending & Leasing III, Inc. ("Fund III")

Scott C. Malpass, Director          39                1994      Vice President for Finance and Chief Investment Officer, and
2010 North 1st Street                                           other positions, with University of Notre Dame since 1988.
Suite 310                                                       Concurrent appointment as an Assistant Professor of Finance and
San Jose, CA 95131                                              Business Economics to the University's College of Business
                                                                Administration.

Roger V. Smith, Director            60                1994      Founder and President, Smith Venture Group (advisory services for
2010 North 1st Street                                           venture capital companies) since 1994.  Various positions with
Suite 310                                                       Silicon Valley Bank, including President and Vice Chairman, from
San Jose, CA 95131                                              1983 to 1994; director of Fund III.

Arthur Spinner, Director            51                1996      Managing Partner, Spinner Asset Management since 1993; Chairman
2010 North 1st Street                                           of the Board, Spinner Global Technology Fund since 1993; General
Suite 310                                                       Partner of Hambro International Equity Partners since 1981;
San Jose, CA 95131                                              Director, Rainifinity since 1998; director of Fund III.

George Von Gehr, Director           60                1994      Managing Partner, Alliant Partner (M&A advisory services for
2010 North 1st Street                                           venture capital companies) since 1990; director of Fund II.
Suite 310
San Jose, CA 95131

Salvador O. Gutierrez, Director     58                1995      President and Director; Senior Vice President, Westech Investment
and President*                                                  Advisors since 1994, and Senior Vice President, Western Technology
2010 North 1st Street                                           Investment since 1987; director of Fund II and Fund III.
Suite 310
San Jose, CA 95131

Ronald W. Swenson, Director,        56                1994      CEO and Director; President Westech Investment Advisors since
Chairman and Chief Executive                                    1994, and President and Director, Western Technology since 1980;
Officer*                                                        director of Fund II and Fund III.
2010 North 1st Street
Suite 310
San Jose, CA 95131


        During the fiscal year ended June 30, 2001, the Board of Fund I met four times and the Audit Committee met once. All directors other than Messrs. Malpass and Spinner attended at least 75% of the Board meetings held during the last fiscal year.

------------------------------
* "Interested person" (as defined in the 1940 Act) of the Fund.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of the six "independent" (as defined in the listing standards of the National Association of Security Dealers) members of the Board of Directors. The company's Board of Directors adopted a written charter for the Audit Committee which is attached as an appendix to this Proxy Statement. The members of the audit committee include directors Smith, Egan, Spinner, Cogan, Von Gehr, and Malpass. The audit committee reviewed and discussed with management the Company's audited financial statements as of and for the years ended June 30, 2001 and 2000. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the accountants' independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with Arthur Andersen LLP's independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the years ended June 30, 2001 and 2000 for filing with the Commission. The Audit Committee also recommends the selection of Arthur Andersen LLP to serve as independent accountant for the year ending June 30, 2002.

AUDIT COMMITTEE
---------------
Roger Smith
J. Michael Egan
Arthur C. Spinner
John F. Cogan
George H. Von Gehr
Scott C. Malpass



PROPOSAL 2
----------

        TO ELECT SEVEN DIRECTORS OF FUND II
        -----------------------------------
        Listed on the following page is the name, age, year of election and principal occupation during the past five years of each nominee for election to the Board of Directors of Fund II. Nominees who are "interested persons" are listed at the end of the table and indicated by an asterisk.


NAME AND POSITION WITH FUND        AGE      DIRECTOR SINCE      OCCUPATION DURNING PAST 5 YEARS
---------------------------        ---      --------------      -------------------------------

Arthur Aeder, Director              75                1997      President of Mariner Management Corporation; Vice Chairman, Kisco
2010 North 1st Street                                           Management Corporation; Director of Sanford C. Bernstein Funds,
Suite 310                                                       Inc.
San Jose, CA 95131

John F. Cogan, Director             54                1995      Senior Fellow, The Hoover Institution, Stanford University, since
2010 North 1st Street                                           1983; Professor, Public Policy, Stanford University (by courtesy);
Suite 310                                                       director of Fund I.
San Jose, CA 95131

S. Allan Johnson, Director          63                1997      Co-founder of Western Technology Investment in San Jose; currently
2010 North 1st Street                                           consults and invests in medical and information technology
Suite 310                                                       companies.  Currently serves on the Boards of Polyoptimum, Inc.,
San Jose, CA 95131                                              Starign Instruments Corp., X Bridge Systems, Inc. and Network
                                                                Caching Technology LLC.

Louis Moelchert, Director           59                1997      Vice President for Investments at the University of Richmond;
2010 North 1st Street                                           Former Board member and former chairman of the board of The
Suite 310                                                       Common Fund; Former Chairman of the Investment Advisory Committee
San Jose, CA 95131                                              of the Virginia State Retirement System; President of Private
                                                                Advisors, LLC.

George Von Gehr, Director           60                1994      Managing Partner, Alliant Partner (M&A advisory services for
2010 North 1st Street                                           venture capital companies) since 1990; director of Fund I.
Suite 310
San Jose, CA 95131

Salvador O. Gutierrez,              58                1997      President and Director; Senior Vice President, Westech Investment
Director and President*                                         Advisors since 1994, and Senior Vice President, Western Technology
2010 North 1st Street                                           Investment since 1987; director of Fund s I and III.
Suite 310
San Jose, CA 95131

Ronald W. Swenson, Director,        56                1994      CEO and Director; President Westech Investment Advisors since
Chairman and Chief Executive                                    1994, and President and Director, Western Technology since 1980;
Officer*                                                        director of Funds I and III.
2010 North 1st Street
Suite 310
San Jose, CA 95131

        During the fiscal year ended June 30, 2001, the Board of Fund II met four times and the Audit Committee met once. All directors other than Mr. Moelchert attended at least 75% of the Board meetings held during the last fiscal year.

------------------------------
* "Interested person" (as defined in the 1940 Act) of the Fund.


AUDIT COMMITTEE REPORT

The Audit Committee is composed of the five "independent" (as defined in the listing standards of the National Association of Security Dealers) members of the Board of Directors. The company's Board of Directors adopted a written charter for the Audit Committee which is attached to this Proxy Statement. The members of the audit committee include directors Moelchert, Johnson, Aeder, Von Gehr, and Cogan. The audit committee reviewed and discussed with management the Company's audited financial statements as of and for the years ended June 30, 2001 and 2000. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with Arthur Andersen LLP's independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the years ended June 30, 2001 and 2000 for filing with the Commission. The Audit Committee also recommends the selection of Arthur Andersen LLP to serve as independent accountant for the year ending June 30, 2002.

AUDIT COMMITTEE
---------------
Louis W. Moelchert, Jr.
S. Allan Johnson
Arthur Aeder
George H. Von Gehr
John F. Cogan

PROPOSAL 3


        TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS

        Arthur Andersen LLP, Suite 1100, 101 Second Street, San Franciscio, CA 94105-3601, has served as each Fund's independent auditors since its inception and has been selected to serve in this capacity for each Fund's current fiscal year by each Fund's Independent Directors. Arthur Andersen LLP has confirmed that they are independent accountants with respect to the Fund and Westech Investment Advisors, within the meaning of the Securities Act administered by the SEC and the requirements of the Independent Standard's Board. It is not expected that a representative of Arthur Andersen LLP will be available at the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

        Proposal 3 requires for approval, with respect to each Fund, the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present.


THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS.

OTHER INFORMATION


        MANAGERS. Fund I is a party to a Management Agreement, dated as of December 22, 1995 and Fund II is a party to a Management Agreement, dated as of September 8, 1997 (each, a "Management Agreement") between the Fund on the one hand, and Westech Investment Advisors and Siguler Guff Advisers on the other hand. Each Management Agreement was last approved by the relevant Fund's Board of Directors at a meeting held on October 7, 2000. The Fund I Management Agreement was approved by the Fund's shareholders at a meeting held on September 26, 1995, and the Fund II Management Agreement was approved by the Fund's initial shareholder on November 11, 1998. During the Fund's fiscal year ending June 30, 2001, the following compensation was paid to Westech Investment Advisors and Siguler Guff Advisers pursuant to the terms of the Management
Agreement:


                                   Fund I                                         Fund II
                      --------------    -------------                --------------    -------------
                      Management Fee    Incentive Fee                Management Fee    Incentive Fee
                      --------------    -------------                --------------    -------------
                            $822,771       $4,000,296                    $5,558,528         $889,754
                      --------------    -------------                --------------    -------------


AUDITORS. Arthur Andersen LLP serves as the Fund's auditors. The audit committee has considered the independence of the auditors, and has concluded that the auditor's provision of non-audit services is compatible with maintaining auditor independence. Arthur Andersen provides tax services as well as audit services. During the Fund's year ending June 30, 2001 the following compensation was paid to the fund's auditors.

                            Auditor Compensation                   VLLI                     VLL2
                            --------------------                -------                  -------
                                       Audit Fee                $34,000                  $42,000
                                  All Other Fees                $32,843                  $32,093
                            --------------------                -------                  -------

        Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez are executive officers of Westech Investment Advisors, and each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

        Siguler Guff Advisers, the Fund Manager, is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

        EXECUTIVE OFFICERS OF THE FUND; ADVISORY DIRECTOR. The following are the executive officers of each Fund other than Messrs. Swenson and Gutierrez.

NAME AND POSITION WITH FUND        AGE       PRINCIPAL OCCUPATION AND BUSINESS HISTORY
---------------------------        ---       -----------------------------------------
George W. Siguler, Executive        53       Managing Director, Siguler Guff Advisers and affiliates since 1995; Managing
Vice President and Advisory                  Director of Mitchell Hutchins Institutional Investors from 1991 to 1995; Director and
Director                                     President of Associated Capital Advisers, Inc. (investment management firm) from 1990
c/o Siguler Guff Advisers                    through 1991 and Vice Chairman and a director of Monarch Capital Corporation
Rockefeller Center                           (financial services holding company) from 1984 through 1991; Director, NovaCare Inc.
630 Fifth Avenue, 16th Floor
New York, NY 10111

Brian R. Best, Vice President,      35       Various positions with Westech Investment Advisors since 1997; Director of Finance
Chief Financial Officer and                  and Administration for Decisis Corporation (start-up software company) from 1995 to
Secretary                                    1996; various finance positions at Ross Systems, Inc.  from 1990 to 1994; various
c/o Westech Investment Advisors              positions, Ernst & Young from1988 to 1990.
2010 North First Street
Suite 310
San Jose, CA 95131

Donald P. Spencer, Vice President   45       Managing Director, Siguler Guff Advisers and affiliates since 1995; Senior Vice
and Assistant Secretary                      President (and other positions), Mitchell Hutchins Institutional Investors and
c/o Siguler Guff Advisers                    affiliates from 1989 to 1995.
Rockefeller Center
630 Fifth Avenue, 16th Floor
New York, NY 10111

        The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler and Michael McCaffery are the only Advisory Directors of the Fund.

        ANNUAL REPORTS. The Fund will furnish to shareholders, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

        SUBMISSION OF SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to July 31, 2002.

        OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.


October 22, 2001

                                 ANNEX A

                    BENEFICIAL OWNERSHIP OF FUND SHARES
                    -----------------------------------

Beneficial Owners of More Than 5% of the Fund I's Shares as of the Record Date
------------------------------------------------------------------------------


              NAME AND ADDRESS OF SHAREHOLDER*                   NUMBER AND PERCENTAGE OF SHARES BENEFICIALLY OWNED
              -------------------------------                    --------------------------------------------------
              Carpenter Company Profit Sharing Plan              2,591.095; 5.36%
              -------------------------------                    --------------------------------------------------
              Orix USA                                           3,627.532; 7.51%
              -------------------------------                    --------------------------------------------------
              Northern Trust, as Custodian for San Antonio
              Fire and Police Pension Plan                       5,182.189; 10.72%
              -------------------------------                    --------------------------------------------------
              University of Notre Dame                           5,182.189; 10.72%
              -------------------------------                    --------------------------------------------------
              University of Richmond                             5,182.189; 10.72%
              -------------------------------                    --------------------------------------------------
              MBTA Retirement Fund                               3,109.314; 6.43%
              -------------------------------                    --------------------------------------------------
              Constellation Investment                           4,728.116; 9.79%
              -------------------------------                    --------------------------------------------------
              Leland Stanford University                         10,364.379; 21.45%
              -------------------------------                    --------------------------------------------------

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

BENEFICIAL OWNERSHIP OF FUND I SHARES BY FUND DIRECTORS AND EXECUTIVE OFFICERS ON SEPTEMBER 30, 2001

        No director or executive officer of Fund I owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of Funds, owned 51.821 Shares. Mr. Roger Smith, a director of Fund I, owned
51.821 Shares through a retirement account and 103.644 Shares personally. Mr. Michael Egan, a director of Fund I, owned 103.64 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Funds, owned 155.464 Shares through a retirement account and 51.821 Shares jointly with his wife. Trusts for the benefit of Mr. Siguler's minor children held 103.646 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Funds, owned 10.363 Shares jointly with his wife.


Beneficial Owners of More Than 5% of  Fund II's Shares as of the Record Date



              NAME AND ADDRESS OF SHAREHOLDER*                   NUMBER AND PERCENTAGE OF SHARES BENEFICIALLY OWNED
              -------------------------------                    --------------------------------------------------
              Leland Stanford University                         13,794.393; 13.64%
              -------------------------------                    --------------------------------------------------
              Northern Trust, as Custodian for San
              Antonio Fire & Police Pension Fund                 9,196.279; 9.09%
              -------------------------------                    --------------------------------------------------
              Warner-Lambert Master Trust                        9,196.279; 9.09%
              -------------------------------                    --------------------------------------------------
              University of Notre Dame                           7,357.017; 7.27%
              -------------------------------                    --------------------------------------------------

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

BENEFICIAL OWNERSHIP OF FUND II SHARES BY FUND DIRECTORS AND EXECUTIVE OFFICERZ ON SEPTEMBER 30, 2001

        No director or executive officer of Fund II owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of the Funds, owned 505.787 Shares. Mr. Salvador O. Gutierrez along with family members owned 246.55 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Funds, owned 321.880 Shares through a retirement account and 45.981 Shares in a non-retirement account. Trusts for the benefit of Mr. Siguler's minor children held 183.924 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Funds, owned 9.190 Shares jointly with his wife. Siguler Guff & Company L.L.C., which is owned 45% by Mr. George
W. Siguler and 10% by Mr. Donald Spencer, owned 137.944 shares.


        WTI Ventures, all the stock of which is owned by Mr. S. Allan Johnson, a director of Fund II, owned 91.973 Shares. Mr. Arthur Aeder, a director of Fund II, owned 45.981 Shares. Mr. Geore Von Gehr, a director of fund II owned 183.926 Shares. Mr. John Cogan, a director, owned 32.186 Shares in a trust with his family. The following chart shows the range of equity in the funds held by each independent director.

                                 Equity Value as of June 30, 2001 for Non-Interested
                                           Directors of Fund I and Fund II
                        Director                        Fund I                       Fund II
                                                        Range of Investment          Range of Investment
                        -----------------------         -----------------------      -----------------------
                        Arthur Aeder                          Not Director               $10,001 - $50,000
                        John Cogan                                $0                     $10,001 - $50,000
                        J. Michael Egan                    $10,001 - $50,000                Not Director
                        S. Allan Johnson                      Not Director               $50,001-$100,000
                        Scott Malpass                             $0                        Not Director
                        Louis Moelchert                       Not Director                      $0
                        Roger Smith                        $10,001 - $50,000                Not Director
                        Arthur Spinner                            $0                        Not Director
                        George Von Gehr                           $0                       Over $100,000

------------------------------------------------------------------------------
Account Number:
Shareholder Name:
Number of Shares:
------------------------------------------------------------------------------

                                  PROXY

                     Venture Lending & Leasing II, Inc.
             Annual Meeting of Shareholders - November 14, 2001

The undersigned hereby appoints as proxies Salvador O. Gutierrez, George W. Siguler and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.001 par value ("Shares") of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing II, Inc.

Please sign and date this proxy and return it in the enclosed envelope to Siguler Guff Advisers, L.L.C., Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

        PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACHOF THE PROPOSALS BELOW.



Election of Arthur Aeder, John F. Cogan, Salvador O. Gutierrez, S. Allan Johnson, Louis Moelchert, Ronald W. Swenson and George Von Gehr as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)

FOR                          WITHOLD

-------                     ---------

Ratification of the selection of Arthur Andersen LLP as the Fund's independent auditors

FOR                          AGAINST                     ABSTAIN


-------                     ---------                   ---------

Continued and to be signed on reverse side

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

        Please sign exactly as the Shares are registered (indicated below)



        -----------------------------------------
        Signature of Shareholder; indicate name
        and title below if applicable)






        -----------------------------------------
        (Signature of joint Shareholder, if any)




        Dated -------------, 2001